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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 26, 2000 (May 3, 2000)

                          IASIS HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

                 Delaware                              333-94521                   76-0450619
---------------------------------------------      ----------------------      -----------------
(State or other jurisdiction of incorporation)    (Commission File Number)     (I.R.S. Employer
                                                                               Identification No.)

        113 Seaboard Lane, Suite A-200
            Nashville, Tennessee                                   37067
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   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (615) 844-2747

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.     Other Events
------------------------

        Iasis Healthcare Corporation issued a press release on May 3, 2000 announcing its earnings for the second quarter and six months ended March 31, 2000. For information regarding the earnings, reference is made to the press release dated May 3, 2000, which is attached hereto as
        Exhibit 99.1 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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            99.1 Press Release dated May 3, 2000.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IASIS HEALTHCARE CORPORATION

Date: May 26, 2000                    By:   /s/ John K. Crawford
                                         ------------------------------------
                                           John K. Crawford
                                           Executive Vice President and Chief
                                           Financial Officer






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                                  EXHIBIT INDEX

      No.         Exhibit
     ----         -------
     99.1         May 3, 2000 Press Release